EXECUTIVE EMPLOYMENT AGREEMENT
                         ------------------------------

         AGREEMENT, dated as of April 25, 2000 (the "Agreement"), by and between Nexland, Inc., an Arizona corporation having its principal offices at 1101 Biscayne Boulevard, Suite 702 North Tower, Miami, Florida 33180 (the "Company"), and Enrique Dillon (the "Executive").

         WHEREAS, the Company desires to employ and retain the Executive for the term specified herein in order to advance the business and interests of the Company on the terms and conditions set forth herein; and

         WHEREAS, the Executive desires to provide his services to the Company in such capacities, on and subject to the terms and conditions hereof;

         WHEREAS, the Company desires to provide the Executive with certain options to acquire stock in the Company in order that the Executive may have the opportunity to participate in the growth and performance of the Company, as set forth herein;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. Employment and Term. Subject to all of the terms and conditions hereof, the Company does hereby employ and agree to employ the Executive as its Chief Executive Officer for and during the Employment Term, as defined below, and the Executive does hereby accept such employment. The term of employment shall commence on April 25, 2000 (the "Effective Date") and shall continue until April 25, 2002 unless earlier terminated as herein provided (the "Employment Term"), and thereafter shall be renewed for additional terms of one (1) year, unless either party provides the other with notice, as provided for herein, at least ninety (90) days prior to the date the Employment Term would otherwise renew, of that party's intention not to so renew such term.

         2. Duties of Executive. The Executive shall, during the Employment Term hereunder, perform the executive and administrative duties, functions and privileges incumbent with the position of Chief Executive Officer and such other duties as reasonably determined by the Board of Directors of the Company from time to time; provided, however, that such duties and functions shall exclude those duties and functions assigned to the President of the Company by the Board of Directors. The Executive shall report to the Board of Directors of the Company, and if so elected, the Executive shall serve as a member of the Board of Directors. The Executive agrees to serve the Company faithfully, conscientiously and to the best of his ability, and to devote substantially all of his business time to the business and affairs of the Company (and, if requested by the Board of Directors, any subsidiary or affiliate of the Company) so as to promote the profit, benefit and advantage of the Company and, if applicable, any subsidiaries or affiliates of the Company. The Executive agrees to accept the compensation to be made to him under this Agreement as full and complete compensation for the services required to be performed by, and the covenants of, the Executive under this Agreement.

         3. Location and Travel. The Executive shall not be required to relocate outside the greater Miami-Fort Lauderdale metropolitan area without his consent. The Executive acknowledges, however, that significant domestic and international travel may be required as part of his duties hereunder; and the Executive agrees to undertake such travel as may be reasonably required by the business of the Company from time to time.

         4. Compensation.

            4.1. Base Salary. The Executive shall not be paid Base Salary (as defined herein) until such time as the Company shall have obtained equity investments and/or debt financing totaling in the aggregate at least One Million Dollars ($1,000,000)(the "Funding Goal") or sixty (60) days from the Effective Date, whichever shall occur first. In the event the Funding Goal is not achieved prior to the expiration of such 60 day period, the Executive's Base Salary shall be paid as the Company's finances shall reasonably allow (as determined by the Board of Directors) and any amount not paid shall accrue and be paid on a priority basis; thereafter, the Executive shall be paid Base Salary at the annual rate of One Hundred Fifty Thousand Dollars ($150,000.00) per year. All compensation shall be made in accordance with the standard payroll practices of the Company, and whichever compensation rate is applicable at a particular time is referred to herein as the "Base Salary."

            4.2. Stock and Stock Rights. As additional consideration for the Executive's duties and obligations, the Company hereby conveys to the Executive One Million One Hundred Seventy Thousand (1,170,000) shares of restricted common stock of the Company (the "Executive Stock"), subject to the following conditions:

               4.2.1. Risk of Forfeiture. Title to the Executive Stock shall become immediately vested in the Executive on the date hereof, however the Executive Stock shall be forfeited by the Executive if the Executive resigns from this Agreement prior to the expiration of the Employment Term (other than any resignation pursuant to Section 5.2 hereof) or (iii) if Executive is terminated for "cause" (as defined in Section 5.3 hereof).

               4.2.2. Forfeiture Period. Except as set forth in Section 4.2.3 hereof, the Executive Stock may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the period commencing on the Effective Date through and including January 1, 2002 (the "Forfeiture Period.") Certificates representing the Executive Stock shall be held in escrow during the Forfeiture Period.

               4.2.3. Termination of Risk of Forfeiture and of Forfeiture Period. Upon the occurrence of any of the following acts or events, the risk of forfeiture in Section 4.2.1 hereof and the Forfeiture Period in Section 4.2.2 hereof shall immediately terminate without any further action by the Executive:

                  (a) if the Executive is terminated by the Company for any reason other than Cause (as defined in Section 5.3 hereof);

                  (b) if the Company undergoes a Change of Control as defined in
Section 6.1 hereof;


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                  (c) a sale of all or substantially all of the Company's
assets; or

                  (d) a public offering of the common stock of the Company valued at greater than Ten Million Dollars ($10,000,000.00).

               4.2.4. Piggy-back Registration. If at any time the Company subsequent to the expiration or termination of the Forfeiture Period proposes to register any of its securities under the Securities Act or 1933, as amended, or pursuant to the Exchange Act (collectively, the "Securities Acts"), whether or not for sale for its own account, and such registration includes the registration of all or a portion of the shares held by the Company's officers, directors or shareholders of more than five (5%) percent of the issued and outstanding stock of the Company ("Registering Shareholders"), it will each such time give prompt written notice to the Executive of its intention to do so( the "Registration Notice"). Upon the written request of the Executive, made within fifteen (15) business days after the receipt of the Registration Notice, the Company shall, at its expense, use its best efforts to effect the registration under the Securities Acts of the same percentage of the Executive's Shares in the registration statement that relates to the securities that the Company proposes to register that is being registered for the Registering Shareholders, subject to the Company's subsequent determination in its sole and absolute discretion to cancel or delay any such registration.

            4.3. Regular Benefits. The Executive shall be entitled to participate in any health insurance, accident insurance, hospitalization insurance, life insurance, pension, or any other similar plan or benefit provided by the Company to its executives or employees generally, if and to the extent that the Executive is eligible to participate in accordance with the provisions of any such insurance, plan or benefit generally (such benefits, collectively, the "Regular Benefits").

            4.4. Vacation. The Executive shall be entitled to up to three (3) weeks paid vacation per year, such vacation to be taken at times mutually agreeable to the Executive and the Company. The Executive shall further be entitled to the number of paid holidays, and leaves for illness or temporary disability in accordance with the policies of the Company for its senior executives.

            4.5. Term Life Insurance. The Company shall have the right from time to time to purchase, modify or terminate insurance policies on the life of the Executive for the benefit of the Company in such amount as the Company shall determine in its sole discretion. In connection therewith the Executive shall, at such time or times and at such place or places as the Company may reasonably direct, submit himself to such physical examinations and execute and deliver such documents as the Company may deem necessary or desirable; provided, however, that the eligibility of the Executive for, or the availability of, such insurance shall not be deemed to be a condition of continued employment hereunder. The Executive makes no representation to the Company as to his current or future eligibility for insurance.

            4.6. Expense Reimbursement. The Company shall reimburse the Executive for all expenses reasonably incurred by him in connection with the performance of his duties hereunder and the business of the Company upon the submission to the Company of appropriate receipts therefor, in accordance with the expense reimbursement policy of the Company.


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


         5. Termination and Severance Arrangements.

            5.1. Termination by the Company. The Company may terminate this Agreement at any time on or after April 25, 2001 by providing at least thirty
(30) days advance written notice to the Executive. In the event that the Company terminates this Agreement (a) on or after April 25, 2001, (b) other than in connection with a Change of Control, in which event Section 6 shall apply, and
(c) other than for Cause, in which event Section 5.3 shall apply, the Company shall, notwithstanding such termination, in consideration for all of the undertakings and covenants of the Executive contained herein, continue to pay to the Executive the Base Salary and the Regular Benefits for a period of twelve
(12) months from the date of such termination. In no event however, shall the continuation of such payments during such post-termination period be deemed to be employment hereunder for purposes of calculating any bonus due to the Executive or for purposes of determining the vesting or exercise period of any stock options granted hereunder, or otherwise.

            5.2. Termination by Executive. The Executive may terminate his employment for Good Reason and receive the payments and benefits specified in
Section 5.1 in the same manner as if the Company had terminated his employment without Cause. For purposes of this Agreement, "Good Reason" will exist if any one or more of the following occur:

               5.2.1. Failure by the Company to honor any of its material obligations under this Agreement, including, without limitation, its obligations under Section 4 (Compensation), Section 10 (Indemnification), Section 9 (Director's and Officer's Liability Insurance; Tail Coverage), and Section 12.5 (Successor Obligations).

            5.3. Termination for Cause. Notwithstanding the Employment Term, the Company may terminate the Executive for Cause, as defined below, upon a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors (excluding the Executive, if a director) at a meeting called and held for such purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors there shall have been Cause, as defined below, to terminate the Executive and specifying the particulars thereof in detail. In the event that the employment of the Executive is terminated by the Company for Cause, no severance or other post-termination payment shall be due or payable by the Company to the Executive (except solely such Base Salary or other payments as may have been accrued but not yet paid prior to such termination). For purposes hereof, "Cause" shall mean: (a) the conviction with respect to any felony or misdemeanor involving theft, fraud, dishonesty or misrepresentation; (b) any material misappropriation, embezzlement or conversion of the Company's or any of its subsidiary's or affiliate's property by the Executive; (c) willful misconduct by the Executive in respect of the material duties or obligations of the Executive under this Agreement; or (d) a material breach by the Executive of any of his material obligations hereunder, after written notice thereof and a reasonable opportunity of thirty (30) days to cure the same, provided that the same is not caused by the physical disability including mental disease or defect of the Executive, in which event Section 5.4 shall apply.


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


            5.4. Death or Disability. In the event that the employment of the Executive by the Company is terminated by reason of the death of the Executive or by reason of medical or psychiatric disability which prevents the Executive from satisfactorily performing a material portion of his duties for ninety (90) consecutive calendar days (a "Disability"), the Company shall, promptly upon such termination, pay the Executive an amount equal to six (6) months of Base Salary, in a single lump sum.

      6.    Parachute Provisions.

            6.1. Change of Control. For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred upon the occurrence of any one or more of the following events.

               6.1.1. Any "person" or "group" (as such terms are used in connection with Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) but excluding the Executive or any employee benefit plan of the Company (a) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors, or (b) acquires by proxy or otherwise fifty percent (50%) or more of the combined voting securities of the Company having the right to vote for the election of directors of the Company, for any merger or consolidation of the Company, or for any other matter; provided, however, that a Change of Control shall not be deemed to have occurred solely by reason of the public ownership of fifty percent (50%) or more of the Common Stock of the Company;

               6.1.2. There shall be consummated without the consent of the Executive (a) any consolidation, merger or recapitalization of the Company or any similar transaction involving the Company, whether or not the Company is the continuing or surviving corporation, (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the assets of the Company or (c) the adoption of a plan of complete liquidation of the Company (whether or not in connection with the sale of all or substantially all of the Company's assets) or a series of partial liquidations of the Company that is de jure or de facto part of a plan of complete liquidation of the Company; provided that the divestiture of less than substantially all of the assets of the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a Subsidiary or otherwise, or a transaction solely for the purpose of reincorporating the Company in another jurisdiction, shall not constitute a "Change in Control."

            6.2. Rights on Change in Control. If within one year after, or ninety (90) days prior to, a Change in Control of the Company, the Company shall terminate the Executive's employment other than by reason of the Executive's death or Disability or for Cause, the Company shall pay to the Executive as compensation for services rendered, not later than the fifth business day after the date of termination:

               6.2.1. The Executive's Base Salary through the date of termination, any Regular Benefits and incentive compensation for the fiscal year in which the termination occurs


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


in accordance with any arrangements then existing with the Executive and proportionate to the period of the fiscal year which has expired prior to the termination; and

               6.2.2. A lump sum severance payment equal to two (2) times the Executive's average annual compensation during the Employment Term, as defined in the Internal Revenue Code (the "Code") provided that in no event shall Total Payments, as defined in the Code, exceed two (2) times the Executive's Base Amount as such term is defined in Section 28OG of the Code. The Executive's Base Amount shall be determined in accordance with temporary or final regulations promulgated under Section 28OG of the Code then in effect, if any.

               6.2.3. In addition, upon a Change in Control, the risk of forfeiture and Forfeiture Period shall immediately terminate.

       7.   Proprietary Rights.

            7.1. Non Competition. The Executive covenants and agrees that for so long as he shall be employed by the Company and for a period of one year from the date of the termination of such employment for any reason (such period of time the "Restricted Period") the Executive shall not directly or indirectly, own, manage, control, operate invest in or become principal of employee of, director of, or consultant to, any business, entity or venture which is competitive with the business of the Company as conducted at such time; provided, however, that it shall not be a violation of this Agreement for the Executive to have beneficial ownership of less than 3% of the outstanding amount of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on a national securities exchange or quoted on an inter-dealer quotation system.

            7.2. Confidentiality. The Executive recognizes and acknowledges that certain confidential business and technical information used by the Employee in connection with his duties hereunder that includes, without limitation, certain confidential and proprietary information relating to the designing, development, construction and marketing of computer hardware, is a valuable and unique asset of the Company. Executive agrees that he shall at all times maintain the confidentiality of the proprietary information and trade secrets of the Company, and that he shall during the Restricted Period refrain from disclosing any such information to the disadvantage of the Company.

               7.2.1. During the Restricted Period the Executive shall not, directly or indirectly (a) solicit, in competition with the Company, any person who is a customer of any business conducted by the Company, or (b) in any manner whatsoever induce, or assist others to induce, any supplier of the Company to terminate its association with such entity or do anything, directly or indirectly, to interfere with the business relationship between the Company, and any of their respective current or prospective suppliers.

               7.2.2. During the Restricted Period the Executive shall not, directly or indirectly, solicit or induce any employee of the Company to terminate his or her employment for any purpose, including without limitation, in order to enter into employment with any entity which competes with any business conducted by the Company.


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


            7.3. Ownership by Company. The Executive acknowledges and agrees that any of his work product created, produced or conceived in connection with his association with the Company shall be deemed work for hire and shall be deemed owned exclusively by the Company. The Executive agrees to execute and deliver all documents required by the Company to document or perfect the Company's proprietary rights in and to the Executive's work product.

            7.4. Remedies. It is expressly understood and agreed that the services to be rendered hereunder by the Executive are special, unique, and of extraordinary character, and in the event of the breach by the Executive of any of the terms and conditions of this Agreement on his part to be performed hereunder, or in the event of the breach or threatened breach by the Executive of the terms and provisions of this Section 7 of this Agreement, then the Company shall be entitled, if it so elects, to institute and prosecute any proceedings in any court of competent jurisdiction, either in law or equity, for such relief as it deems appropriate, including without limiting the generality of the foregoing, any proceedings, to obtain damages for any breach of this Agreement, or to enforce the specific performance thereof by the Executive.

         8. Market Standoff Agreement. The Executive hereby agrees that if so requested by the Company or by any representative of any underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, the Executive shall not sell or otherwise transfer any securities of the Company during the ninety-day period following the effective date of a registration statement of the Company filed under the Securities Act.

         9. Director's and Officer's Liability Insurance; Tail Coverage. To protect Executive from any liability, loss, claims, damages, or costs, including legal fees and costs, the Company shall purchase, on the terms set forth in
Section 9.1, and maintain director's and officer's liability insurance (the "D&O Insurance") which shall pay, on behalf of Executive, any amount which Executive is legally obligated to pay, or for which Company has indemnified the Executive, as a result of any actual or alleged act, omission, or error, except for intentional fraud or intentional misrepresentations made by Executive, in an amount not less than Three Million Dollars ($3,000,000.00), or in such amount as is later agreed upon by Executive and Company. Said policy shall cover all acts or omissions of Executive that occurred (or allegedly should have occurred) between the Effective Date and the third anniversary of the date of termination of this Agreement.

            9.1. Company's Premium Payment Obligation. The Company shall pay the monthly premium for the D&O Insurance until such time as the Company has achieved the Funding Goal, at which time the Company shall immediately pay the remaining balance of the annual premium.

         10. Indemnification. As an employee, officer and director of the Company, the Executive shall be indemnified against all liabilities, damages, fines, costs and expenses by the Company in accordance with the indemnification provisions of the Company's Articles of Incorporation as in effect on the date hereof, and otherwise to the fullest extent to which employees, officers and directors of a corporation organized under the laws of the state of incorporation of the Company may be indemnified pursuant to the laws of such state, as the same may be amended from time to time (or any subsequent statute of similar tenor and effect), subject to the terms and conditions of such statute.


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         11. Independent Representation. The Executive acknowledges that he has had the opportunity to seek independent counsel and tax advice in connection with the execution of this Agreement, and the Executive represents and warrants to the Company (a) that he has sought such independent counsel and advice as he has deemed appropriate in connection with the execution hereof and the transactions contemplated hereby, and (b) that he has not relied on any representation of the Company as to tax matters, or as to the consequences of the execution hereof.

11.1. Neutral Construction. No party may rely on any drafts of this Agreement in any interpretation of the Agreement. Each party to this Agreement has reviewed this Agreement and has participated in its drafting and, accordingly, no party shall attempt to invoke the normal rule of construction to the effect that ambiguities are to be resolved against the drafting party in any interpretation of this Agreement.

            11.2. Attorney's Fees. In the event that either party hereto commences litigation against the other to enforce such party's rights hereunder, the prevailing party shall be entitled to recover all costs, expenses and fees, including reasonable attorneys' fees (including in-house counsel), paralegals, fees, and legal assistants' fees through all appeals.

      12.   General.

            12.1. No Brokers. Each of the parties to this Agreement represents and warrants to the other that it has not utilized the services of any finder, broker or agent. Each of the parties agrees to indemnify the other against any and all liabilities to any person, firm or corporation claiming any fee or commission of any kind on account of services rendered on behalf of such party in connection with the transactions contemplated by this Agreement.

            12.2. Applicable Law. This document shall in all respects be governed by the laws of the State of Florida. The parties acknowledge that substantially all of the negotiations relating to this Agreement were conducted in Florida, and that this Agreement has been executed by both parties in Florida. Any legal suit, action or proceeding against any party hereto arising out of or relating to this Agreement shall be instituted in a federal or state court in Miami-Dade County, Florida, and each party hereto waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and each party hereto irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

            12.3. Rights Absolute. The Company's obligation to pay the Executive the compensation specified herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, defense or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand.

            12.4. No Offset. Except as expressly provided herein, the Company waives all rights it my now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment, and if Executive obtains such other employment, any compensation earned by


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Executive pursuant thereto shall not be applied to mitigate any payment made to
Executive pursuant to this Agreement.

            12.5. Successor Obligations. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume by written agreement and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

            12.6. Survival. The parties hereto agree that the covenants contained in Section 7 hereof shall survive any termination of employment by the Executive and any termination of this Agreement. In addition, the parties hereto agree that any compensation or right which shall have accrued to the Executive as of the date of any termination of employment or termination hereof shall survive any such termination and shall be paid when due to the extent accrued on the date of such termination.

            12.7. Assignability. All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. The obligations of the Executive however, may not be assigned, and the Executive may not, without the Company's written consent, assign, transfer, convey, pledge, encumber, hypothecate or otherwise dispose of this Agreement or any interest therein. Any such attempted assignment or disposition shall be null and void and without effect. The Company and the Executive agree that this Agreement and all of the Company's rights and obligations hereunder may be assigned or transferred by the Company to and may be assumed by and become binding upon and may inure to the benefit of any affiliate of or successor to the Company. The term "successor" shall mean, with respect to the Company or any of its subsidiaries, and any other corporation or other business entity which, by merger, consolidation, purchase of the assets, or otherwise, acquires all or a material part of the assets of the Company. Any assignment by the Company of its rights and obligations hereunder to any affiliate of or successor shall not be considered a termination of employment for purposes of this Agreement.

            12.8. Notices. Any and all notices required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if delivered either personally, by telex, facsimile transmission, same-day delivery service, overnight expedited delivery service, or if deposited in the United States Mail, certified or registered, postage prepaid, return receipt requested. If notice is served personally, notice shall be deemed effective upon receipt. If notice is served by telex or by facsimile transmission, notice shall be deemed effective upon transmission, provided that such notice is confirmed in writing by the sender within one day after transmission. If notice is served by same day delivery service or overnight expedited delivery service, notice shall be deemed effective the day after it is sent, and if notice is given by United States mail, notice shall be deemed effective five days after it is sent. In all instances, notice shall be sent to the parties at the following addresses:

           If to the Company:           Nexland, Inc.
                                        1101 Biscayne Boulevard, 702 North Tower
                                        Miami, Florida 33131
                                        Fax:  (305) 937-3877


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           If to the Executive:         Enrique Dillon

                                        ----------------------
                                        ________, Florida _______
                                        Fax: (___) ___-____

Any party may change its address for the purpose of receiving notices by a written notice given to the other party.

            12.9. Modifications or Amendments. No amendment, change or modification of this document shall be valid nless in writing and signed by all of the parties hereto.

            12.10. Waiver. No reliance upon or waiver of one or more provisions of this Agreement shall constitute a aiver of any other provisions hereof.

            12.11. Severability. If any provision of this Agreement as applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement. If any court construes any of the provisions to be unreasonable because of the duration of such provision or the geographic or other scope thereof, such court may reduce the duration or restrict the geographic or other scope of such provision and enforce such provision as so reduced or restricted.

            12.12. Separate Counterparts. This document may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts shall, together, constitute and shall be one and the same instrument.

            12.13. Headings. The captions appearing at the commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

            12.14. Specific Performance. It is agreed that the rights granted to the parties hereunder are of a special and unique kind and character and that, if there is a breach by any party of any material provision of this Agreement, the other party would not have any adequate remedy at law. It is expressly agreed, therefore, that the rights of the parties hereunder may be enforced by an action for specific performance and other equitable relief.

            12.15. Further Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

            12.16. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements or representations are hereby terminated and canceled in their entirety.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed this 25th day of April, 2000, effective as of the date first above written.

                                    NEXLAND, INC., an Arizona corporation

                                    By: /s/ Greg Levine
                                        --------------------------------
                                    Name:  Greg Levine
                                    Title:  President

                                    -----------------------------------
                                    ENRIQUE DILLON